Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG SouthernSun Small Cap Fund

Supplement dated September 30, 2014, to the

Prospectus dated March 31, 2014, as revised May 19, 2014

Effective December 15, 2014, the following information supplements and supersedes any information to the contrary relating to AMG SouthernSun Small Cap Fund, a series of AMG Funds (the “Fund”), contained in the Fund’s prospectus dated and revised as noted above.

The section titled “Redemption and Exchange Fees” on page 13 of the Prospectus is hereby deleted and replaced with the following:

REDEMPTION AND EXCHANGE FEES

AMG SouthernSun Small Cap Fund will deduct a redemption fee (the Redemption/Exchange Fee”) of 2.00% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares.

For the purpose of determining whether the redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed last

The Redemption/Exchange Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Fund reserves the right to waive the redemption fee on shares when the Investment Manager believes such waiver is in the best interests of the Fund. Additionally, the Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) effected by the following transactions of the Fund’s shares (if known by the Fund):

1)	Redemptions of shares pursuant to certain automatic rebalancing programs;

2)	Redemptions of shares purchased as part or wrap programs, model-based programs or similar programs through a financial intermediary;

3)	Redemptions of shares that were purchased through an employer-sponsored retirement plan;

4)	Shares purchased through the ManagersChoice® Program or similar asset allocation program as determined by the Investment Manager;

5)	Shares purchased through reinvestment of dividend or capital gain distributions;

6)	Redemptions requested following the death of a registered shareholder on an account or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;

7)	Under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis);

8)	After the announcement or other initial public disclosure by the Fund of the liquidation of the Fund or of the merger or reorganization of the Fund into another fund;

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9)	Where the application of the Redemption/Exchange Fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder;

10)	Transaction activity due to processing errors; and

11)	Shares exchanged from one share class to another within the Fund.

Short-term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the Fund that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/Exchange Fee will only apply to redemptions of share purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The Fund reserves the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE